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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 2009

                             FOX CHASE BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      UNITED STATES                    1-32971               33-1145559
      -------------                    -------               ----------
(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)          Identification No.)

                4390 DAVISVILLE ROAD, HATBORO, PENNSYLVANIA 19040
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 682-7400
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.04     TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
              -----------------------------------------------------------
              BENEFIT PLANS.
              -------------

         On May 4, 2009, Fox Chase Bancorp, Inc. received a notice dated April 23, 2009 from Pentegra Retirement Services, the trustee for the Fox Chase Bank 401(k) Profit Sharing Plan and Trust (the "401(k) Plan"), stating that a blackout period with respect to the 401(k) Plan will be in effect beginning on June 12, 2009 and ending on June 30, 2009. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by referenced.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number         Description
              ------         -----------

              99.1           Notice from Pentegra Retirement Services, dated
                             April 23, 2009



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: May 8, 2009                     By: /s/ Roger S. Deacon
                                          -------------------------------------
                                          Roger S. Deacon
                                          Executive Vice President and Chief
                                            Financial Officer